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[GILBERT LAUSTSEN JUNG ASSOCIATES LTD. LETTERHEAD]

Exhibit 23.07

ENGINEER'S CONSENT

        We consent to the reference of our appraisal reports for Celsius Energy Company as the years ended December 31, 1998, 1999, 2000 and 2001 incorporated herein by reference.

GILBERT LAUSTSEN JUNG ASSOCIATES LTD.
/s/ WAYNE W. CHOW
Wayne W. Chow, P. Eng. Vice-President

Calgary, Alberta
Dated: June 28, 2002

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  Exhibit 23.07
ENGINEER'S CONSENT